UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2024
Date of Report (Date of earliest event reported)
_________________________

Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Departure of Chief Legal Officer
On March 12, 2024, Catherine Tang, the Company’s Chief Legal Officer and Corporate Secretary, resigned effective June 1, 2024 (the “Separation Date”). On March 13, 2024, the Company and Ms. Tang entered into a Transition and Separation Agreement (the “Transition Agreement”), pursuant to which the Company will continue to pay Ms. Tang’s compensation at her current rate and Ms. Tang will continue to participate in the employee benefits for which she is eligible. Following the Separation Date, Ms. Tang will receive (i) a cash payment of $408,078, less required withholdings, (ii) a pro-rata 2024 bonus that would otherwise be payable based on actual Company performance, paid within 30 days following the date the bonus is paid to eligible employees, and (iii) vesting of all unvested restricted stock unit awards, pro-rated to the Separation Date, subject to execution and non-revocation of a customary release.
The foregoing description of the Transition Agreement is qualified in its entirety by reference to the full text of the Transition Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Transition and Separation Agreement, dated March 13, 2024, between Krispy Kreme, Inc., Krispy Kreme Doughnut Corporation, and Catherine Tang

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME, INC.

Dated: March 14, 2024

By:    /s/ Jeremiah Ashukian

Name:	Jeremiah Ashukian
Title:	Chief Financial Officer